================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          KEY PRODUCTION COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                             ---------------------
                                      KEY
                             ---------------------
                                  PRODUCTION
                                 COMPANY, INC.
                             ---------------------

                         SUITE 2050 ONE NORWEST CENTER
                              1700 LINCOLN STREET
                          DENVER, COLORADO 80203-4520
                                                                 March 31, 1997

To Our Stockholders:

   You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Key Production Company, Inc., to be held on Thursday, May 8, 1997, at 2:00 p.m., in the John D. Hershner Room, located at One Norwest Center, 1700 Lincoln Street, Denver, Colorado.

   Stockholders will vote upon the election of directors and amendments to the stock option plans for employees of the Company and for non-employee directors of the Company, and will consider any other business that properly comes before the meeting. Management will also give a brief report on the operations and direction of the Company. I hope you will be able to attend.

   Whether or not you plan to attend the meeting, please be sure to sign, date and return your proxy card as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. Your vote is important to us regardless of the number of shares you own.

                                       [SIGNATURE OF F.H. MERELLI APPEARS HERE]
                                       F. H. Merelli
                                       Chairman, President and Chief
                                        Executive Officer

                             ---------------------
                                      KEY
                             ---------------------
                                  PRODUCTION
                                 COMPANY, INC.
                             ---------------------

                         SUITE 2050 ONE NORWEST CENTER
                              1700 LINCOLN STREET
                          DENVER, COLORADO 80203-4520

                                  ----------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1997

                                  ----------

                                                                 March 31, 1997

To the Stockholders of Key Production Company, Inc.:

   The annual meeting of stockholders of Key Production Company, Inc., a Delaware corporation, will be held on Thursday, May 8, 1997, at 2:00 p.m. local time in the John D. Hershner Room, located at One Norwest Center, 1700 Lincoln Street, Denver, Colorado, for the following purposes:

   1.  To elect three directors;

   2. To approve an increase in the number of shares reserved for issuance under the Stock Option Plan for Non-Employee Directors from 180,000 to 360,000 and to provide for discretionary option grants to non-employee directors of the Company;

   3. To approve an increase in the number of shares reserved for issuance under the 1992 Stock Option Plan from 1,000,000 to 2,000,000; and

   4. To transact any other business that properly comes before the meeting or any adjournment thereof.

   All stockholders of record on the Company's transfer books as of the close of business on March 19, 1997, are entitled to vote at the meeting. A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any Key Production Company, Inc. stockholder at the Company's principal executive offices in Denver, Colorado for purposes relevant to the annual meeting, during normal business hours for a period of ten days prior to the annual meeting.

   Please read the attached proxy statement carefully. PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AUTHORIZING REPRESENTATIVES OF THE COMPANY'S MANAGEMENT TO VOTE ON YOUR BEHALF AT THE MEETING.

                                       By order of the Board of Directors

                                       KEY PRODUCTION COMPANY, INC.

                                       [SIGNATURE OF MONROE W. ROBERTSON
                                        APPEARS HERE]

                                       Monroe W. Robertson
                                       Senior Vice President and Secretary

                             ---------------------
                                      KEY
                             ---------------------
                                  PRODUCTION
                                 COMPANY, INC.
                             ---------------------

                         SUITE 2050 ONE NORWEST CENTER
                              1700 LINCOLN STREET
                          DENVER, COLORADO 80203-4520

                                  ----------

                                PROXY STATEMENT

                                  ----------

                                                                 March 31, 1997

   This proxy statement and accompanying proxy card support a proxy solicitation on behalf of the board of directors of Key Production Company, Inc. (Key or the Company) for use at the May 8, 1997, annual meeting of stockholders and at any adjournment of that meeting. This proxy statement and form of proxy will be sent to stockholders beginning approximately March 31, 1997.

   The proxy card, when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed. Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of the nominees for director proposed by management and in favor of the amendments to the 1992 Stock Option Plan and the Stock Option Plan for Non-Employee Directors, and the proxies will use their best judgement regarding other matters that properly come before the meeting. The Company is not aware of any matters, other than those discussed in this proxy statement, that will be presented at the meeting.

   The Company can conduct business at the meeting only if holders of a majority of the total outstanding shares of common stock entitled to vote are present, either in person or by proxy. The election of directors at the meeting will be determined by plurality vote. The Company's principal executive offices are located at 1700 Lincoln Street, Suite 2050, Denver, Colorado, 80203-4520.

                             REVOCABILITY OF PROXY

   Any stockholder giving a proxy may revoke it at any time prior to the meeting either through submission of a later-dated proxy or by providing notice of revocation to the corporate secretary of the Company at the address set forth above. Stockholders may vote all their eligible shares if they are personally present at the meeting. When a stockholder votes at the meeting, his or her vote will revoke any proxy previously granted by the stockholder.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

   As of March 19, 1997, the record date, 11,454,491 shares of the Company's $.25 par value common stock were outstanding and entitled to vote at the meeting. Each share entitles the holder thereof to cast one vote for each director to be elected; votes that are withheld will be excluded from the vote and will have no effect. Each share also entitles the holder thereof to cast one vote on each separate matter of business properly brought before the meeting. The proposed amendments to the Stock Option Plan for Non-Employee Directors (Item No. 2 on the proxy card) and to the 1992 Stock Option Plan (Item No. 3 on the proxy card) must be approved by a majority of the shares represented in person or by proxy and entitled to vote at the meeting. Abstentions will be counted toward the tabulation of votes cast on the proposals presented as Items No. 1 and 2 and will have the same effect as a negative vote. Broker non-votes are counted toward a quorum, but are not counted for purposes of determining approval of a matter, including Items No. 1 and 2. Broker non-votes are limited proxies submitted by brokers or other nominees who do not have the required voting authority from beneficial owners. Only stockholders of record at the close of business on March 19, 1997, may vote. Stockholders are not allowed to cumulate votes in the election of directors.

   Continental Stock Transfer & Trust Company, New York, the transfer agent and registrar of the Company's common stock, has been appointed to tabulate the number of shares represented, receive proxies and ballots, tabulate the vote and serve as inspector of elections at the meeting.

   In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers, and regular employees of the Company who will not receive compensation for their soliciting activities. Brokers and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. The Company has retained Corporate Investor Communications, Inc. to assist in soliciting proxies from brokers, bank nominees and other institutional holders for a fee not to exceed $5,000 plus expenses. The Company will bear all of the costs of the solicitation.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table shows the identity of beneficial owners known to the Company to own five percent or more of the Company's common stock as of March 19, 1997. This information is based upon filings made by such persons with the Securities and Exchange Commission or upon information provided to the Company.

    NAME AND ADDRESS OF           AMOUNT AND NATURE OF               PERCENT OF CLASS
      BENEFICIAL OWNER            BENEFICIAL OWNERSHIP                 OUTSTANDING
    -------------------           --------------------               ----------------
   F.H. Merelli (/1/)                  1,007,061                          8.25%
   1700 Lincoln Street
   Suite 2050
   Denver, Colorado 80203

--------
(/1/Mr.)Merelli is chairman, president and chief executive officer of the Company. The total number of shares includes options for 750,000 shares. (See "Securities Ownership of Management" below.)

SECURITIES OWNERSHIP OF MANAGEMENT

   The following table provides information as of March 19, 1997, regarding the Company's common stock beneficially owned by each director and nominee for director, the Chief Executive Officer and the one other executive officer whose aggregate base salary and bonus for fiscal 1996 exceeded $100,000 (the "Named Executive Officer") and by all directors and executive officers as a group. Except as noted, each beneficial owner has the sole voting and investment power for the shares shown opposite his name.

                                   AMOUNT AND NATURE         PERCENT OF CLASS
    NAME OF BENEFICIAL OWNER    OF BENEFICIAL OWNERSHIP*       OUTSTANDING*
    ------------------------    ------------------------     ----------------
   F.H. Merelli                        1,007,061 (/1/)(/5/)        8.25%
   Cortlandt S. Dietler                   97,000 (/2/)             0.84%
   L. Paul Teague                         45,000 (/3/)             0.39%
   Monroe W. Robertson                   211,061 (/4/)(/5/)        1.51%
   All directors and executive
    officers as a group
    (including the above named
    persons)                           1,573,161 (/6/)            12.37%

--------
*   Calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

(/1/Includes)151,000 shares held in Mr. Merelli's IRA account, options for 500,000 shares all of which are vested, and options for 250,000 shares which are exercisable with respect to one-third of the shares covered one year after the date of grant (January 27, 1997) and with respect to an additional one-third of the shares covered on each of the next two anniversary dates.

(/2/Includes)options for 45,000 shares all of which are vested. Does not include options for 22,500 shares granted January 27, 1997, as the grant is subject to stockholder approval of the amendments to the Stock Option Plan for Non-Employee Directors (Item No. 2 on the proxy card).

(/3/Includes)options for 45,000 shares which are exercisable with respect to one-third of the shares covered one year after the date of grant (August 20, 1996) and with respect to an additional one-third of the shares covered on each of the next two anniversary dates.

(/4/Includes)options for 100,000 shares of common stock all of which are vested and options for 75,000 shares which are exercisable with respect to one-third of the shares covered one year after the date of grant (January 27, 1997) and with respect to an additional one-third of the shares covered on each of the next two anniversary dates.

(/5/Includes)35,961 shares held by Messrs. Merelli and Robertson as Trustees of the Company's 401(k) retirement plan.

(/6/Includes)options for 1,264,000 shares of common stock, vesting at various dates beginning September 1, 1993.

                             ELECTION OF DIRECTORS
                        (ITEM NO. 1 ON THE PROXY CARD)

   The Company's bylaws provide that the board of directors shall consist of a minimum of three and a maximum of twelve directors. The board of directors has fixed the number of directors at three. Unless directors resign earlier or are removed, their terms are for one year, and continue thereafter until their successors are elected and qualify as directors. The three directors to be elected at this annual meeting of stockholders will serve commencing upon their election and qualification until the annual meeting of stockholders in 1998. Stockholders may not vote for a greater number of directors than the number nominated by the board of directors.

   The present term of all directors expires in June 1997. Mr. Merelli and Mr. Dietler were each elected at the 1996 annual meeting of stockholders. Mr. Teague was appointed by the board of directors, in accordance with the bylaws of the Company, effective August 20, 1996, to fill the vacancy created by the death of Mr. Timothy J. Moylan. Each director has been nominated by the board of directors for election for an additional one-year term. Unless otherwise instructed, the proxies will be voted in favor of these nominees. If one or more of the nominees is unwilling or unable to serve, the proxies will be voted for the election of another person or persons as the proxies, in their discretion, deem appropriate. The proxies cannot be voted for more than three directors. The board of directors knows of no proposed nominee for director who is unwilling or unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE.

             INFORMATION ABOUT NOMINEES FOR ELECTION AS DIRECTORS

   Certain biographical information, including principal occupation and business experience during the last five years, about each nominee for director is set forth below.

   F.H. MERELLI, 61, has been chairman of the board of directors, president and chief executive officer of the Company since September 9, 1992. From July 1991 to September 1992, Mr. Merelli was engaged as a private consultant in the oil and gas industry. Mr. Merelli was president and chief operating officer of Apache Corporation, and president, chief operating officer and a director of Key from June 1988 to July 1991, at which time he resigned from those positions in both companies. He was president of Terra Resources, Inc. from 1979 to 1988.

   CORTLANDT S. DIETLER, 75, has been a member of the board of directors of the Company since September 9, 1992. He has been the chairman and chief executive officer of TransMontaigne Oil Company since April 1995. He was the founder, chairman and chief executive officer of Associated Natural Gas Corporation prior to its 1994 merger with Panhandle Eastern Corporation (now PanEnergy Corporation), on whose board he serves as an advisory director. He also serves as a director of Hallador Petroleum Company, Forest Oil Corporation and Grease Monkey Holding Corporation. Industry affiliations include: member of the National Petroleum Council; director of the American Petroleum Institute; past director of the Independent Petroleum Association of America; and director, past president and life member of the Rocky Mountain Oil & Gas Association.

   L. PAUL TEAGUE, 62, has been a member of the board of directors of the company since August 20, 1996. He retired in 1994 from his position as vice president, Western Region, Texaco Exploration & Producing Inc. in Denver. Other positions in his 35 years with Texaco included division manager of the New Orleans Division, Eastern Producing Department; vice president, New Orleans Producing Division of Texaco USA; and vice president, Producing Department, Texaco USA in Houston. Industry affiliations include: chairman of the API Executive Committee on Drilling and Production Practices; president of the Colorado Petroleum Association; director and executive committee member of the Rocky Mountain Oil & Gas Association; and executive committee member of the Louisiana Oil & Gas Association.

                   INFORMATION ABOUT STANDING COMMITTEES OF
                      THE BOARD OF DIRECTORS AND MEETINGS

   The board of directors has an audit committee. The audit committee members are Cortlandt S. Dietler and L. Paul Teague. The audit committee reviews the Company's independent auditors' audit and review programs and procedures and the scope and results of their examinations. It also examines professional services provided by the auditors and evaluates audit costs and related fees. Additionally, the audit committee reviews the financial statements and the adequacy of the Company's system of internal accounting controls. The audit committee makes recommendations to the board of directors relating to the independent auditors and to their engagement or discharge.

   The board of directors has established a compensation committee for the purpose of determining compensation for executive officers of the Company. The compensation committee members are Cortlandt S. Dietler and L. Paul Teague.

   One formal meeting of the board of directors and one formal meeting of the audit and compensation committees were held during 1996. In addition to the formally convened directors' meetings, several informal telephone conferences or meetings between the Company's senior management and the board of directors are usually held during each month. Other board action throughout the year was accomplished by written consent, after informal discussion among the board members. Mr. Dietler and Mr. Teague each attended fewer than 75% of the aggregate number of formal meetings of the board and the committees on which he served, that were held during the period in which he was a director. The board of directors does not have a nominating committee.

                          INFORMATION ABOUT EXECUTIVE
                            OFFICERS OF THE COMPANY

   Certain biographical information concerning the executive officers of the Company is set forth below. Biographical information concerning F. H. Merelli may be found under the caption "Information About Nominees For Election As Director."

   MONROE W. ROBERTSON, 47, has been with the Company since September 10, 1992. Since February 1994, he served as senior vice president and corporate secretary and prior to that time as vice president and corporate secretary. From August 1988 to July 1992, he was employed by Apache Corporation in various capacities, the most recent of which was director of operational planning. From 1986 to 1988, Mr. Robertson was director of corporate planning for Terra Resources, Inc. From 1973 to 1986, Mr. Robertson was employed by Gulf Oil Corporation.

   CATHY L. ANDERSON, 41, has been controller of the Company since January 15, 1993. From July 1985 to January 1993, Ms. Anderson was employed by Arthur Andersen LLP, a public accounting firm, in various capacities, the most recent of which was audit manager.

   STEPHEN P. BELL, 42, has been vice president--land of the Company since February 2, 1994. From March 1991 to February 1994, he was president of Concord Reserve, Inc., a privately-held independent oil and gas company. He was employed by Pacific Enterprises Oil Company (formerly Terra Resources, Inc.) as mid-continent regional manager from February 1990 to February 1991 and as land manager from August 1985 to January 1990.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning compensation earned in 1996, 1995, and 1994 by the Chief Executive Officer and the Named Executive Officer of the Company.

                                                               LONG-TERM
                                     ANNUAL COMPENSATION     COMPENSATION
                                     ------------------- ---------------------
                                                         SECURITIES UNDERLYING  ALL OTHER
   NAME AND POSITION     FISCAL YEAR SALARY(/1/)  BONUS     OPTIONS AWARDED    COMPENSATION
   -----------------     ----------- ----------- ------- --------------------- ------------
F.H. Merelli,               1996      $168,852     --              --             $8,916(/2/)
 Chairman, President and    1995      $150,000     --              --             $7,877
 Chief Executive Officer    1994      $150,000     --              --             $9,645
Monroe W. Robertson,        1996      $141,438   $19,536           --             $6,500(/3/)
 Senior Vice President      1995      $130,241     --              --             $5,300
 and Corporate Secretary    1994      $115,000     --              --             $4,662

--------
(/1/Includes)amounts earned but deferred at the election of the officer.

(/2/Includes)the Company's matching contribution of $6,800 pursuant to the Company's 401(k) plan in which all employees are eligible to participate and the one-year term cost of life insurance provided for the Chief Executive Officer in the amount of $2,116.

(/3/Includes)the Company's matching contribution of $6,500 pursuant to the Company's 401(k) plan in which all employees are eligible to participate.

                          AGGREGATED OPTION EXERCISES
                            IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                           UNDERLYING UNEXERCISED             IN-THE-MONEY
                      NUMBER OF            OPTIONS AT FISCAL YEAR        OPTIONS AT FISCAL YEAR
                       SHARES                        END                        END(/3/)
                     ACQUIRED ON  VALUE   ----------------------------- -------------------------
       NAME           EXERCISE   REALIZED EXERCISABLE     UNEXERCISABLE EXERCISABLE UNEXERCISABLE
       ----          ----------- -------- -----------     ------------- ----------- -------------
F. H. Merelli            --         --      500,000 (/1/)       --      $4,875,000        --
Monroe W. Robertson    50,000    $445,000   100,000 (/2/)       --      $1,025,000        --

--------
(/1/Options)were granted September 1, 1992, and vested at a rate of one-third per year over three years. These options were not granted under the Company's 1992 Stock Option Plan.

(/2/Options)were granted on January 4, 1993, and vested at a rate of one-third per year over three years. These options were granted under the Company's 1992 Stock Option Plan.

(/3/Amount)represents the $12.75 closing price of the Company's common stock on December 31, 1996, on the New York Stock Exchange, less the exercise price multiplied by the number of exercisable/unexercisable stock options at December 31, 1996, that had an exercise price less than the market value at that date.

DIRECTOR COMPENSATION

   The Company's current non-employee directors receive no compensation for their affiliation with the Company other than the stock options granted under the Stock Option Plan for Non-Employee Directors. Mr. Dietler was granted stock options for 45,000 shares on December 9, 1992, at an exercise price of $2.875 per share. These options vested at a rate of one-third per year over three years. Mr. Dietler was also granted additional stock options for 22,500 shares on January 27, 1997, at an exercise price of $11.375 per share. These options are subject to the approval by the stockholders of an amendment to the Stock Option Plan for Non-Employee Directors allowing for discretionary grants to existing members of the board of directors (See "AMENDMENT OF THE COMPANY'S STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (Item No. 2 on the proxy card)" below). If the amendments are not approved, that plan will remain in force as originally adopted and the grant of 22,500 shares to Mr. Dietler will be voided. Mr. Teague was granted stock options for 45,000 shares on August 19, 1996, at an exercise price of $8.125 per share. One-third of these options will vest on August 19, 1997, one-third will vest on August 19, 1998, and one-third will vest on August 19, 1999. The directors are also reimbursed for out-of-pocket expenses relating to their attendance at board of director meetings.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   The Company entered into an employment agreement with Mr. Merelli pursuant to which he agreed to serve in his present capacity for an indefinite term. The employment agreement provides that Mr. Merelli shall receive a base annual salary of $150,000. The base salary may be increased (but not decreased) by the compensation committee of the board of directors.

   In addition to the base salary, the employment agreement provides for the grant to Mr. Merelli of stock options for 500,000 shares of the Company's common stock and also provides that Mr. Merelli shall be eligible for incentive bonuses under any incentive program for executives of the Company which is adopted by the board of directors. No incentive bonus program has been adopted as of the date of this Proxy Statement.

   The employment agreement further provides that in the event of termination of his employment by the Company without cause or by reason of death or disability, Mr. Merelli or his estate shall receive his then-current monthly salary for a period of 24 months. The Company is also obligated to maintain insurance on the life of Mr. Merelli in the amount of $500,000. The stock option agreement with Mr. Merelli provides that upon a change in control of the Company, all of Mr. Merelli's outstanding options will be immediately vested. Mr. Merelli is a participant in the Key Production Company, Inc. Income Continuance Plan which provides for the continuation of salary and benefits for certain employees in the event of a change in control of the Company. Any benefits paid to Mr. Merelli pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

   The Company entered into an employment agreement with Monroe W. Robertson pursuant to which he agreed to serve in his present capacity for an indefinite term. The agreement provides that Mr. Robertson shall receive a base annual salary of $115,000. The base salary may be increased (but not decreased) by the compensation committee of the board of directors. Mr. Robertson is also eligible to receive incentive bonuses under any incentive program for executives of the Company which may be adopted by the board of directors.

   The agreement also provides that if Mr. Robertson's employment is terminated without cause or by reason of his death or disability, Mr. Robertson or his estate shall receive his then-current monthly salary for a period of 24 months. The stock option agreement with Mr. Robertson provides that upon a change in control of the Company, all of Mr. Robertson's outstanding options will be immediately vested. Mr. Robertson is a participant in the Key Production Company, Inc. Income Continuance Plan which provides for the continuation of salary and benefits for certain employees in the event of a change in control of the Company. Any benefits paid to Mr. Robertson pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Neither Mr. Dietler nor Mr. Teague, the members of the compensation committee, was at any time during fiscal year 1996 or any preceding fiscal year an officer or employee of the Company or any of its subsidiaries. During fiscal year 1996, no executive officer of Key served as a director or member of a compensation (or similarly empowered) committee for any entity whose executive officer or officers served on Key's compensation committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Company's compensation committee is composed of its outside, non-employee directors, each of whom is a disinterested person under Rule 16b-3 of the Securities and Exchange Act of 1934. The compensation committee considers and establishes compensation guidelines and administers the Company's 1992 Stock Option Plan. It also specifically sets salary and benefit levels for senior management, including the Chief Executive Officer and the Named Executive Officer, subject to the terms of existing employment agreements. The Company's compensation committee furnished the following report on the Company's executive compensation policies and programs for inclusion in this proxy statement:

   The overall policy of the Company's executive compensation program is to attract, retain and reward executives who are capable of leading the Company in achieving its business objectives in a competitive industry. The executive compensation program consists primarily of base salary and stock options, although executives also receive benefits typically offered to corporate executives. The committee also considers the granting of cash bonuses based upon a subjective determination of an individual's performance. The benefit package offered to executive officers for the Company is substantially the same as that for all employees for group health and hospitalization, dental, life and disability insurance, although the Company provides a $500,000 life insurance policy for Mr. Merelli pursuant to his employment agreement.

   In keeping with this overall policy, the compensation committee emphasizes the grant of equity interests in the Company. In this way, overall compensation is directly related to the performance of the Company and its stock price through the grant of stock options and other performance based compensation, rather than high base salaries.

   In making decisions regarding base salaries during 1996, the committee examined data from 1995 and 1996 surveys prepared by a reputable consulting organization. The companies analyzed in the survey consisted of approximately 40 companies engaged in the oil and gas industry. The committee believes the surveyed companies are a reflection of the size and type of companies that comprise the Dow Jones Oil--Secondary Index. The committee reviewed the compensation and benefits of executives who hold positions of similar overall responsibility for those companies included in the surveys which most closely approximated the size of the Company. Based on this data, all of the executives of the Company received salary increases ranging from 5 percent to 16 percent over fiscal year 1995. After these increases, the 1996 base salaries of executives of the Company remain near to or below the median level for companies of comparable size engaged in similar business which were included in the surveys. This result is in keeping with the Committee's current philosophy that the non-variable portion of any executive officer's pay should be relatively modest.

   During 1996, the committee approved the granting of bonuses to Mr. Monroe
W. Robertson, the Company's senior vice president and to one other senior executive of the Company. These bonuses were made in recognition of the substantial efforts of these two individuals in connection with the successful acquisition by merger of Brock Exploration Corporation.

   No grants of stock options under the Company's 1992 Stock Option Plan were made in 1996. In January 1997, option grants were made to all employees who have been selected as participants in the plan, including the chief executive officer and the Named Executive Officer. All stock options granted under the 1992 Plan have an exercise price equal to the fair market value of the Company's common stock on the grant date and vest over three years. Options granted to executives benefit the executive only if stockholders also benefit from appreciating stock prices.

   The executive officers participate in the Company's 401(k) retirement savings plan, which consists of employee contributions and the Company's matching contribution of up to four percent of the employee's compensation. The Key Production Company, Inc. Income Continuance Plan provides for the continuation of salary and benefits for certain employees in the event of a change in control of the Company. Any payments made pursuant to this plan are in lieu of, and not in addition to, any payments made pursuant to employment agreements. Under the Company's non-qualified Deferred Compensation Plan, certain executive officers are entitled to defer an amount of income equal to the amount they would have been able to contribute to the Company's 401(k) plan, but are prohibited from doing so under Section 402(g) of the Internal Revenue Code of 1986. Participants may also elect to have up to 25 percent of their annual compensation and 75 percent of any bonus withheld and credited to the plan.

   Because the Company's compensation for its executives currently falls far below $1,000,000, the compensation committee does not have a policy regarding qualifying compensation paid to executive officers for deductibility under
Section 162(m) of the Internal Revenue Code. The committee will consider adopting such a policy if the need ever arises in the future.

   Mr. Merelli was hired in late 1992 as the chairman, chief executive officer and president of the Company. Since that time, the strategic direction of the Company has significantly changed under his leadership. The annual compensation paid to Mr. Merelli in 1996 consisted primarily of base salary. Mr. Merelli's original base salary was determined as a result of his past performance as a leader in the oil and gas industry and the expectation of his future contributions to the success of the Company. No increase had been made to his base salary since his hiring in 1992. The compensation committee approved an increase to his annual base salary from $150,000 to $175,000, effective April 1, 1996. The compensation committee believes that Mr. Merelli's base salary remains very conservative for the chairman of the board, president and chief executive officer for a corporation of the Company's size, being significantly below the median levels of the relevant group included in the surveys. At this time, the committee prefers to maintain this position and emphasize compensation elements sensitive to Company performance. Mr. Merelli was not granted any stock options or awarded a cash bonus during 1996. In January 1997, the committee granted him stock options for 250,000 shares at an exercise price of $11.375 per share. Grants were also made to all other employees who have been selected as participants in the 1992 Stock Option Plan.

   In deciding upon the increase to Mr. Merelli's base salary and the 1997 option grant, the committee focused on the importance of Mr. Merelli to the continued growth and development of the Company, his expertise in the industry, his demonstrated management skills, his role in the consummation of several important acquisitions since the commencement of his employment and the Company's continued financial success.

   In 1996, Mr. Merelli received a matching contribution pursuant to the Company's 401(k) plan and the Company paid the premium for a term life insurance policy it provides for him. These two components of Mr. Merelli's compensation are not based upon performance. Mr. Merelli's compensation is inherently tied to the performance of the Company because of the emphasis on option grants. In the view of the committee, Mr. Merelli's accomplishments continue to contribute significantly to the long-term value of the Company.

                                          Respectfully submitted,

                                          Cortlandt S. Dietler
                                          L. Paul Teague

                               PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on Key Production Company, Inc. common stock, over a five-year period commencing December 31, 1991, to that of Standard & Poor's 500 Stock Index and the Dow Jones Secondary Oil Stock Index. The information is included for historical comparative purposes only and should not be considered indicative of future stock performance. The performance graph shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts and is not to be deemed to be soliciting material.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(/1/)
            AMONG KEY PRODUCTION COMPANY, INC., THE S & P 500 INDEX
                     AND THE DOW JONES SECONDARY OIL INDEX

                       1991         1992         1993         1994         1995         1996
                       ----         ----         ----         ----         ----         ----
        KP             100           76           88          141          168          389
        S&P 500        100          108          118          120          165          203
        DJ OIL 2D      100          101          112          108          125          154

--------
(/1/$100)invested on December 31, 1991, in stock or index, including reinvestment of dividends. Fiscal year ending December 31.


                             [GRAPH APPEARS HERE]

                          AMENDMENT OF THE COMPANY'S
                 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                        (ITEM NO. 2 ON THE PROXY CARD)

BACKGROUND

   The Stock Option Plan for Non-Employee Directors (the "Director Plan") was initially adopted by the board of directors of the Company on December 9, 1992, and approved by the Company's stockholders at the June, 1993 annual meeting of stockholders. The Director Plan provides that each new member of the board of directors who is not an employee of the Company receives an option grant of 45,000 shares. There are currently two members of the board who are participants in the plan. A total of 180,000 shares of common stock have been reserved for issuance under the Director Plan. The Director Plan is effective for ten years from December 9, 1992, unless earlier terminated. The board of directors has unanimously approved amendments to the Director Plan, subject to stockholder approval. If approved, the amendments would increase the number of shares issuable under the Director Plan to 360,000 and would also provide that additional grants of options pursuant to the plan may be made at the discretion of the board of directors. On January 27, 1997, a discretionary stock option grant for 22,500 shares at an exercise price of $11.375 per share was made to Mr. Cortlandt S. Dietler, subject to approval of the amendments by the stockholders.

   The purpose of the Director Plan is to attract and retain the best qualified personnel for service as directors of the Company and to provide a further incentive to continue in the long-term service of the Company. The Company's current non-employee directors receive no compensation for their affiliation with the Company other than the stock options granted under this plan.

   The board of directors believes that the ability to grant additional discretionary options will provide incentive for members of the board of directors to continue their service to the Company. An increase in shares available for grant under the plan is necessary to provide such additional grants. The proposed increase in the total number of shares authorized is expected to extend the viability of the plan for its entire ten year term.

   The following is a brief summary of the principal features of the Director Plan, as proposed to be amended, and the material differences between the Director Plan, as amended and the existing Director Plan. This description is qualified in its entirety by reference to the full text of the Director Plan, as amended, and the existing Director Plan, copies of which will be provided to stockholders, without charge, upon written request directed to: Monroe W. Robertson, Senior Vice President and Secretary, Key Production Company, Inc., 1700 Lincoln Street, Suite 2050, Denver, Colorado 80203.

PRINCIPAL FEATURES OF THE DIRECTOR PLAN

   The Director Plan provides that each person who becomes a non-employee director of the Company is automatically granted an option to purchase 45,000 shares of the Company's common stock on the date on which such person first becomes a director of the Company. The per share exercise price for shares issued pursuant to all options granted under the Director Plan is equal to the fair market value, as defined, of a share of common stock on the date of grant of the option. As of March 19, 1997, the Company's common stock had a fair market value, as defined under the Director Plan, of $9.9375 per share. A committee consisting of members of the board of directors serves as administrator of the Director Plan. The Company currently has two non-employee directors who are participants in the plan.

   The Company receives no consideration from participating directors upon grant of an option under the Director Plan. Each option becomes exercisable in increments after each year of continuous service by the option holder as a director of the Company at the rate of 33.3% per year for three years, except that in the event of a change in control of the Company, all options are immediately vested. Options awarded under the Director Plan are not transferable other than by will or the laws of descent and distribution. The term of each individual option is ten years, and subject to limited exceptions for termination, disability and death, is exercisable during the life of the director only by him or her.

   Options granted under the Director Plan are considered non-qualified stock options for federal income tax purposes. The Director Plan provides that all options will be priced at or above fair market value on the date of grant and therefore, there are no tax consequences when the options are granted. When the director exercises the options, the Company receives a tax deduction and the director reports taxable income for the difference between the market price of the stock and the option price on the date of exercise.

   Upon exercise, the holder of the option must pay the exercise price under the option by delivery of cash, promissory note or shares of the Company's common stock having a fair market value, as defined, equal to the aggregate exercise price of the shares as to which the option is exercised.

   If an option holder ceases to be a director of the Company by reason of disability or death, options may be exercised by those entitled to do so, and expire on the earlier of one year from the date of death or disability or the expiration of the exercise period. If an option holder is removed for cause, as defined, all options held by such person automatically terminate. If the option holder ceases to be a director for any reason other than cause, disability or death, outstanding options can be exercised only to the extent that they were exercisable on the date of termination and expire on the earlier of three months from the date of termination or the expiration of the exercise period.

   If a change in the capitalization of the Company occurs as a result of a stock dividend or distribution, stock split, subdivision, consolidation, combination, reclassification or recapitalization, or other change in corporate structure affecting the shares of the common stock of the Company, the total number of shares reserved for issuance under the Director Plan and the number of shares covered by each outstanding option will be appropriately adjusted and the total purchase price shall be apportioned ratably over the increased or decreased number of shares subject to the option. Upon a proposed merger or consolidation in which the Company is not the surviving entity or dissolution or liquidation of the Company or change in control, as defined, all outstanding options become fully vested and exercisable, but will terminate if not exercised prior to the occurrence of the event.

   The Director Plan may be amended from time to time by the board of directors. No amendment, however, can impair the rights of any participant with respect to options previously granted under this plan without the participant's consent. The Director Plan may not be amended more than once every six months with respect to the persons entitled to be granted options, the timing of such grants, the number of shares of common stock to be granted as options or the price thereof, other than amendments necessary to comply with changes to the Internal Revenue Code of 1986, as amended, or the rules and regulations thereunder. The Company shall obtain the approval of stockholders to any amendment or modification to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934 or by or any stock exchange on which the Company's securities are quoted or listed for trading (currently the New York Stock Exchange).

MATERIAL DIFFERENCES BETWEEN THE DIRECTOR PLAN, AS AMENDED, AND THE EXISTING DIRECTOR PLAN

   The board of directors has unanimously approved amendments to the Director Plan that, if approved by the stockholders, will: (1) allow for discretionary grants to existing non-employee directors of the Company; and (2) increase the number of shares of common stock authorized to be issued under the Director Plan.

   The board has authorized an increase in the number of shares subject to options granted pursuant to the Director Plan from 180,000 to 360,000. The board believes that the additional shares are desirable to provide sufficient shares in the event that the size of the board is increased during the term of the Director Plan or an existing member of the board is replaced and to provide sufficient shares for any discretionary grants made to existing board members.

   The board of directors believes that the ability to make discretionary grants and an increase in the number of shares reserved for issuance under the Director Plan are both appropriate at this time.

   To be adopted, the amendments to the Director Plan must be approved by the holders of a majority of all shares of common stock present and entitled to vote at the annual meeting. If the amendments are not approved, the Director Plan will remain in force as originally adopted and the grant to Mr. Dietler will be voided.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENTS TO THE DIRECTOR PLAN.

                          AMENDMENT OF THE COMPANY'S
                            1992 STOCK OPTION PLAN
                        (ITEM NO. 3 ON THE PROXY CARD)

BACKGROUND

   The 1992 Stock Option Plan (the "Employee Plan") was initially adopted by the board of directors of the Company on December 9, 1992, and approved by the Company's stockholders at the June, 1993 annual meeting of stockholders. A total of 1,000,000 shares of common stock have been reserved for issuance under the Employee Plan. The Employee Plan is effective for ten years after December 9, 1992, unless earlier terminated. The board of directors has unanimously approved an amendment to the Employee Plan, subject to stockholder approval. If approved the amendment to the Employee Plan would increase the number of shares issuable under the Employee Plan to 2,000,000.

   The purposes of the Employee Plan are to provide those who are selected for participation in the plan with added incentive to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the Company by relating incentive compensation to increases in stockholder value, so that the income of those participating in the Employee Plan is more closely aligned with the income of the Company's stockholders. The Employee Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

   The board of directors believes the Employee Plan has been successful in this regard. It further believes that an increase in the shares available for grant under the plan is necessary to continue to accomplish these purposes and to extend the viability of the plan for its entire ten year term.

   The following is a brief summary of the principal features of the Employee Plan, as proposed to be amended, and the material differences between the Employee Plan, as amended and the existing Employee Plan. This description is qualified in its entirety by reference to the full text of the Employee Plan, as amended, and the existing Employee Plan, copies of which will be provided to stockholders, without charge, upon written request directed to: Monroe W. Robertson, Senior Vice President and Secretary, Key Production Company, Inc., 1700 Lincoln Street, Suite 2050, Denver, Colorado 80203.

PRINCIPAL FEATURES OF THE EMPLOYEE PLAN

   Employees (including without limitation, officers and directors who are also employees) and consultants of the Company whose judgment, initiative and efforts are important to the Company for the management and growth of its business are eligible to participate in the Employee Plan. The Employee Plan is administered by a committee of members of the board of directors, each of whom must be a "disinterested person" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934. The committee (1) selects those employees and consultants to whom options will be granted and (2) determines the type, size and the terms and conditions of such options, including the purchase price per share subject to such options and the vesting provisions of the options. Any employee or consultant is eligible to receive an option grant under the Employee Plan, if the committee determines that the employee or consultant is performing services in the management, operation and growth of the Company and contributes or is expected to contribute to the achievement of long-term corporate objectives. As of March 19, 1997, seven employees have been designated by the committee as participants in the plan.

   Options can be either incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). Only NSOs may be granted to consultants. Employees may be granted either ISOs or NSOs.

   The exercise price of non-qualified options granted under the Employee Plan is determined by the Committee at the time of grant. The exercise price of incentive stock options granted under the Employee Plan is also determined by the Committee and shall be equal to or greater than the fair market value of the common stock underlying the option on the date of grant. The exercise price of each option grant that has been made under the Employee Plan by the committee has been the fair market value, as defined, of a share of common stock on the date of grant of the option. As of March 19, 1997, the Company's common stock had a fair market value, as defined under the Employee Plan, of $9.9375 per share. Each option becomes exercisable over such period as is determined by the Committee at the time of grant, except that in the event of a change in control of the Company all options are immediately vested. The vesting period of each option grant that has been made under the Employee Plan has been at the rate of 33.3% per year over three years.

   As noted above, the Employee Plan provides for the granting of ISOs or NSOs. The federal income tax consequences to the Company and to the employee at the time of exercise and subsequent disposition of the stock vary depending on the type of options granted. It is expected that all options will continue to be priced at or above the approximate fair market value at the date of grant. No tax consequences result to the employee or the Company from the grant of NSOs under the Employee Plan. When the employee exercises a NSO, the Company receives a tax deduction and the employee reports taxable income for the difference between the market price of the stock and the option price on the date of exercise. No tax consequences result to the employee or the Company from the grant of ISOs. The employee may exercise ISOs without recognizing ordinary income providing certain conditions are met. Additionally, when certain holding period requirements are met, the employee will receive capital gains treatment of the difference between the option price and the sales price at the time the stock is sold. No deduction is available to the Company unless the employee disposes of the stock acquired through exercise of an ISO before the holding period requirements are met.

   As consideration for the grant of options under the Employee Plan, the Committee may require employees to remain in the employment of the Company, at the pleasure of the Company, for a continuous period of at least six months after the date of grant. Consultants granted options under the Employee Plan may be required to comply with all other terms and conditions or specified terms and conditions of the consulting agreement between the consultant and the Company.

   If an option holder ceases to be an employee or consultant of the Company, the committee may specify the period after which an option may be exercised following termination. If the committee does not so specify the following applies: If the employment or consulting relationship is terminated by reason of disability or death, options may be exercised by those entitled to do so, and expire on the earlier of one year from the date of death or disability or the expiration of the exercise period. If the employment or consulting relation is terminated (1) at any time for cause, as defined, or (2) within six months from the date the option is granted, for any reason other than death or disability, then all options held by such person automatically terminate. If the option holder ceases to be an employee for any reason other than cause, disability or death, outstanding options can be exercised only to the extent that they were exercisable on the date of termination and expire on the earlier of three months from the date of termination or the expiration of the exercise period.

   In the event of any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the shares of the common stock of the Company, the total number of shares reserved for issuance under the Employee Plan and the number of shares covered by each outstanding option and the purchase price per share will be appropriately adjusted. In the event of a proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. Upon a change of control of the Company, as defined, all outstanding options become fully vested and exercisable.

   The Employee Plan may be amended from time to time by the board of directors in its sole discretion. However, no amendment can impair the rights of any participant with respect to options previously granted under the plan without the participant's consent.

MATERIAL DIFFERENCES BETWEEN THE EMPLOYEE PLAN, AS AMENDED, AND THE EXISTING EMPLOYEE PLAN

   The board of directors has unanimously approved an amendment to the Employee Plan that, if approved by stockholders, will increase the number of shares of common stock authorized to be issued under the Employee Plan.

   The board has authorized an increase in the number of shares subject to options granted pursuant to the Employee Plan from 1,000,000 to 2,000,000. The board believes that the additional shares are desirable to provide sufficient shares in the event that additional eligible employees are retained during the term of the plan and to provide sufficient shares for additional grants made to existing employees.

   The board of directors believes that the increase in the number of shares reserved for issuance under the Employee Plan is appropriate at this time.

   To be adopted, the amendment to the Employee Plan must be approved by the holders of a majority of all shares of common stock present and entitled to vote at the annual meeting. If the amendment is not approved, the Employee Plan will remain in force as originally adopted.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENT TO THE EMPLOYEE PLAN.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP has served as the Company's independent accountants since 1988, the year of the Company's incorporation, and has been selected to continue in that capacity in 1997. A representative of Arthur Andersen LLP will be present at the annual meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

   Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. If a stockholder wishes to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the Securities and Exchange Commission, it must be received by the corporate secretary at the Company's new address (707 Seventeenth Street, Suite 3300, Denver, Colorado 80202-4303) on or before November 30, 1997.

                                 ANNUAL REPORT

   The Company's Annual Report for the fiscal year ended December 31, 1996, has been mailed to stockholders with the proxy statement. Stockholders interested in obtaining, without cost, copies of the Form 10-K filed by the Company with the Securities and Exchange Commission may do so by writing Monroe W. Robertson, Senior Vice President and Secretary, 1700 Lincoln Street, Suite 2050, Denver, Colorado 80203-4520.

                                OTHER BUSINESS

   All items of business to be brought before the meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgement.

                                          By order of the Board of Directors

                                          KEY PRODUCTION COMPANY, INC.

                                          [SIGNATURE OF MONROE W. ROBERTSON
                                           APPEARS HERE]

                                          Monroe W. Robertson
                                          Senior Vice President and Secretary

NOTE: Stockholders are urged to sign, date and promptly return the enclosed proxy card in the postage-paid enclosed envelope.

LOGO

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF
                          KEY PRODUCTION COMPANY, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints F. H. Merelli, Monroe W. Robertson and Cathy
L. Anderson as Proxies, each with the power to appoint his or her substitute, and authorizes them to represent and to vote at the annual meeting of stockholders to be held May 8, 1997, or any adjournment thereof, all the shares of common stock of Key Production Company, Inc. held of record by the undersigned on March 19, 1997, as designated below.

1. Election of directors--director nominees: F. H. Merelli Cortlandt S. Dietler L. Paul Teagae

 [_] FOR all nominees listed above           [_] WITHHOLD AUTHORITY
     (except as indicated below)                 to vote for all nominees

 -----------------------------------------------------------------------------
 To withhold authority to vote for any of the above nominees, write the nominee's name(s) on this line:

2. To approve an increase in the number of shares reserved for issuance under the Stock Option Plan for Non-Employee Directors from 180,000 to 360,000 and to provide for discretionary option grants to non-employee directors of the Company.
                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To approve an increase in the number of shares reserved for issuance under the 1992 Stock Option Plan from 1,000,000 to 2,000,000.
                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                              Dated: ____________________, 1997


                                              ---------------------------------
                                                         (Signature)


                                              ---------------------------------
                                                 (Signature if held jointly)

                                              Please sign exactly as name ap-
                                              pears below. When shares are
                                              held by joint tenants, both
                                              should sign. If acting as attor-
                                              ney, executor, trustee, corpo-
                                              rate officer or in any other
                                              representative capacity, sign
                                              name and title.

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED POSTAGE PAID ENVELOPE.